Exhibit 99.1

ORGANON AND PHARMACOPEIA ENTER INTO DISCOVERY, DEVELOPMENT
AND COMMERCIALIZATION ALLIANCE

PHARMACOPEIA TO RECEIVE AN INITIAL PAYMENT IN NEW ALLIANCE TO DEVELOP NOVEL THERAPEUTICS

Oss, Netherlands and Princeton, NJ, February 13, 2007 — Pharmacopeia (NASDAQ: PCOP), an innovator in the discovery and development of novel small molecule therapeutics, and Organon, the human healthcare business unit of Akzo Nobel (NASDAQ: AKZOY), today announced that they have entered into a new alliance to discover, develop and commercialize therapeutic products across a broad range of therapeutic indications, including neuroscience and immunology. This alliance builds on over ten years of collaborative work between Pharmacopeia and Organon. Under the terms of the alliance agreement, Pharmacopeia will receive an up-front payment of $15 million and additional payments in research funding over the five-year term of the research portion of the alliance.

Under the agreement, both Organon and Pharmacopeia will work collaboratively to generate development compounds addressing targets of mutual interest by taking advantage of the complementary discovery skills and expertise of each company. The goal is to produce compounds ready to enter development which will be primarily handled by Organon. The agreement provides Pharmacopeia the option to co-develop and co-commercialize therapeutic candidates discovered through the alliance.

For therapeutic candidates that Pharmacopeia does not elect to co-develop and co-commercialize, Organon will retain exclusive development and commercialization rights and Pharmacopeia will receive milestone payments as a result of Organon’s successful advancement, if any, of each candidate through clinical development, and up to double-digit royalties based on commercialization of any resulting pharmaceutical products.

“Organon has always been, and will continue to be, committed to the creation of long-term value for patients by investing today in the discovery and development of the medicines of tomorrow,” says David Nicholson, executive vice president Research and Development of Organon. “Our new alliance with Pharmacopeia provides Organon with access to industry-leading small molecule discovery capability, and with Pharmacopeia’s evolution into a therapeutic products business, enables Organon to continue to build its clinical pipeline with a valued, long-term partner.”

“This new alliance, and the option we retain to co-develop and co-commercialize products, is consistent with our strategy of retaining a significant share of the ownership of programs on which we work,” said Les Browne, Ph.D., President and Chief Executive Officer of Pharmacopeia. “We recently submitted the IND for our internal DARA program, and partnering with leading players in our industry such as Organon enables us to balance the investment and reward of drug development and thereby optimize returns for Pharmacopeia’s shareholders.”

ABOUT ORGANON

Organon creates, manufactures and markets innovative prescription medicines that improve the health and quality of human life. Through a combination of innovation and business partnerships, Organon seeks to leverage its position as a leading biopharmaceutical company in each of its core therapeutic fields: fertility, gynecology and selected areas of anesthesia. It has extensive expertise in neuroscience and a rich and focused R&D program. Research areas also include immunology and specific areas of oncology. Organon products are distributed in over 100 countries worldwide, of which more than 50 have an Organon subsidiary. Organon is the human health care business unit of Akzo Nobel.

ABOUT PHARMACOPEIA

Pharmacopeia is committed to discovering and developing novel therapeutics to address significant medical needs. The Company has a broad portfolio advancing towards clinical validation, both independently and with partners. Pharmacopeia’s most advanced internal program is a dual-acting angiotensin and endothelin receptor antagonist (DARA) for resistant hypertension and diabetic kidney disease for which the IND has been submitted.  Other internal proprietary programs address immunoregulation. Four partnered programs are in active clinical trials: a CXCR2 antagonist for chronic obstructive pulmonary disease (COPD), p38 MAP kinase inhibitors for rheumatoid arthritis, an enzyme inhibitor for oncology and a candidate for metabolic diseases.  Four additional partnered compounds are in preclinical development.  Pharmacopeia’s discovery, development and commercialization partnerships are with leading pharmaceutical companies including GlaxoSmithKline, Bristol-Myers Squibb, Organon, Schering-Plough, Cephalon, Celgene, and Wyeth.

Pharmacopeia Contact: Simon M. Tomlinson Senior Vice President, Business Development Pharmacopeia +1 (609) 452-3643 ir_pr@pharmacopeia.com	Organon Contact: Elina Daamen Media Relations Organon Tel. +31 (0)412-663685 Email: elina.daamen@organon.com www.organon.com

###

Safe Harbor Statement Organon

This press release may contain forward-looking statements. These forward-looking statements, addressing without limitation such key issues as growth strategy, future financial results, market positions, and product development, are based on current expectations of future events and circumstances and can be identified by the fact that they use words such as “will”, “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “target”, “forecast”, and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business prospects.

Such forward-looking statements should be carefully considered, and it should be understood that many factors could cause forecasted and actual results to differ from these forward-looking statements. Organon BioSciences undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or circumstances, or otherwise.

The forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Organon BioSciences’ business, particularly but without limitation including general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment.

Safe Harbor Statement Pharmacopeia

This press release, and oral statements made with respect to information contained in this press release, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop its DARA program and commence Phase 1 clinical studies with respect to the program, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon, GlaxoSmithKline, Organon and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions.

Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this press release and oral statements made with respect to information contained in this press release are qualified entirely by the cautionary statements included in this press release and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this press release. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.